
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 15, 1996
                                                         -----------------


                                 ROM TECH, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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

         Pennsylvania                              0-27102                                23-2694937
-----------------------------              ------------------------                  -------------------
 (State or other jurisdiction              (Commission File Number)                     (IRS Employee
       of incorporation)                                                             Identification No.)




   2000 Cabot Blvd. West, Suite 110, Langhorne, PA                19047-1833
  -------------------------------------------------              -----------
      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (215) 750-6606




         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)








8-K.WPD 1735 11/20/96

         Item 5.  Other Events

                  Rom Tech, Inc. (the "Company") has to date sold in a private offering to accredited investors 1,143,000 shares of Class Two Convertible Preferred Stock (the "Convertible Preferred Stock"), without par value, and 320,040 Common Stock Purchase Warrants (the "Warrants") to purchase 320,040 shares of the Company's Common Stock, without par value (the "Common Stock"), for an aggregate purchase price of $1,143,000. The Company intends to continue the private offering, which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"). Neither the Convertible Preferred Stock nor the Warrants have been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

          The Convertible Preferred Stock is convertible at the option of the holder beginning six months following the date of issuance into the number of shares of Common Stock equal to the number of shares of Convertible Preferred Stock surrendered for conversion divided by the conversion price, which will be the lower of (i) $5.00 or (ii) ninety percent (90%) of the average of the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market, or the primary securities exchange on which the Common Stock is then quoted, for the 10 business days immediately preceding the date on which the Securities and Exchange Commission declares effective the registration statement filed by the Company under Section 5 of the Securities Act of 1933, as amended, pursuant to the Registration Rights Agreement between the Company and the purchasers of the Convertible Preferred Stock.

         Each Warrant entitles the holder to purchase one share of Common Stock, at any time during the period beginning six (6) months after the date of issuance of the Warrant until November 15, 2001 at a price equal to the lesser of (i) $6.25 or (ii) the average of the the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market, or the primary securities exchange on which the Common Stock is then quoted, plus $1.25, for the 10 business days immediately preceding the date on which the Securities and Exchange Commission declares effective the registration statement filed by the Company under Section 5 of the Securities Act of 1933, as amended, pursuant to the Registration Rights Agreement between the Company and the purchasers of the Convertible Preferred Stock.

         The holders of the Convertible Preferred Stock and the Warrants are entitled to certain registration rights pursuant to a Registration Rights Agreement, which provides that within 120 days after the date of issuance of the Convertible Preferred Stock, the Company will file with the Commission a shelf registration statement (the "Registration Statement") covering resales by holders of the Common Stock issuable upon conversion of the Convertible Preferred Stock and upon exercise of the Warrants. The Company will use its best efforts to cause the registration statement to become effective as promptly as is practicable and to keep the registration statement effective for two (2) years from the date of issuance of the Convertible Preferred Stock. The Company will pay all expenses of the registration statement.

         Item 7.           Financial Statements and Exhibits

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Statements.

                            (i) Consolidated Unaudited Pro Forma Balance Sheet and Statement of Operations.

                  (c)      Exhibits.

                            4.1 Certificate of Designation, Preferences, Powers, Rights and Number of Shares of Class Two Convertible Preferred Stock.

                            4.2 Form of Purchase Agreement dated as of November 15, 1996

                            4.3 Form of Warrant Agreement dated as of November 15, 1996

                            4.4 Form of Registration Rights Agreement dated as of November 15, 1996

                            4.5     Form of Agreement dated as of November 15,
                                    1996


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ROM TECH, INC.



Date: November 26, 1996                  By: /s/   Gerald W. Klein
                                            ----------------------
                                            Gerald W. Klein, Vice President and
                                            Chief Financal Officer

                                  ROMTECH, INC.

                 Consolidated Pro Forma Statement of Operations
                                  (Unaudited)


                                                            Four months ended
                                                               October 31,
                                                                  1996
                                                            -----------------

Net revenues                                                   $ 1,504,350

Cost of revenues                                                   451,305
                                                              ------------
Gross profit                                                     1,053,045

Operating expenses:
        Product development                                        182,873
        Selling, general and administrative                      1,245,683
                                                              ------------
                Total operating expenses                         1,428,556

Operating loss                                                    (375,511)

Interest expense, net                                               18,001
                                                              ------------
Loss before taxes                                                 (393,512)

Provision for income tax                                              --

Net loss                                                       $  (393,512)
                                                              ============





Net loss per common share                                      $     (0.06)

Weighted average common
        shares outstanding                                       6,285,128

                                  ROMTECH, INC.

                      Consolidated Pro Forma Balance Sheet
                                  (Unaudited)

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


                                                               October 31,                   October 31,
                                                                  1996                           1996
                                                               Unadjusted     Adjustments    As Adjusted
                                                               -----------    -----------    -----------
ASSETS

Current assets:
   Cash and cash equivalents                                   $    84,288    $ 1,100,000    $ 1,184,288
   Restricted cash                                                  14,788                        14,788
   Accounts receivable, net of allowance for doubtful
        accounts of $111,470                                       687,014                       687,014
   Inventory                                                       281,914                       281,914
   Prepaid expenses                                                369,185                       369,185
                                                               -----------    -----------    -----------
          Total current assets                                   1,437,189      1,100,000      2,537,189

Furniture and equipment, net                                       165,458                       165,458
Intangibles and other assets                                       137,584                       137,584
                                                               -----------    -----------    -----------
          Total assets                                         $ 1,740,231    $ 1,100,000    $ 2,840,231
                                                               ===========    ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable                                               $   333,973    $      --      $   333,973
   Accounts payable                                                545,815                       545,815
   Accrued expenses                                                441,812                       441,812
                                                               -----------    -----------    -----------
          Total current liabilities                              1,321,600           --        1,321,600

Capital lease obligations net of current portion                    35,373                        35,373
Notes payable-long term portion                                    316,519                       316,519
Convertible subordinated debt                                      150,000                       150,000
                                                               -----------    -----------    -----------
          Total liabilities                                      1,823,492           --        1,823,492



Stockholders' equity:
   Convertible preferred stock                                   1,000,000      1,143,000      2,143,000
   Common stock, no par value (40,000,000 shares authorized;
      6,285,128 issued and outstanding)                          4,217,517                     4,217,517
   Additional paid in capital                                      747,738        (43,000)       704,738
   Accumulated deficit                                          (6,048,516)                   (6,048,516)
                                                               -----------    -----------    -----------
          Total stockholders' equity                               (83,261)     1,100,000      1,016,739
                                                               -----------    -----------    -----------
          Total liabilities and stockholders' equity           $ 1,740,231    $ 1,100,000    $ 2,840,231
                                                               ===========    ===========    ===========
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